                                   PROXY CARD

                           VARIABLE ANNUITY PORTFOLIOS

                         CITISELECT VIP FOLIO 400 GROWTH


                SPECIAL MEETING OF SHAREHOLDERS - APRIL 18, 2001


     The undersigned hereby appoints Heath B. McLendon, Christina T. Sydor and Thomas C. Mandia (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of CitiSelect VIP Folio 400 Growth (the "Meeting") to be held at the offices of Citigroup Asset Management, 7 World Trade Center, Downtown Conference Center Rooms 2 and 3, New York, New York 10048 on Wednesday, April 18, 2001 at 11:00 a.m. and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of CitiSelect VIP Folio 400 Growth that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS DATED MARCH 22, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE ANNUITY PORTFOLIOS, WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

     (1) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus, which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of CitiSelect VIP Folio 400 Growth (the "CitiSelect Portfolio"), a series of the Variable Annuity Portfolios, to the Smith Barney Aggressive Growth Portfolio (the "Smith Barney Portfolio"), a series of Travelers Series Fund Inc., solely in exchange for shares of the Smith Barney Portfolio; (2) the distribution of the shares of the Smith Barney Portfolio to the shareholders of the CitiSelect Portfolio in liquidation of the CitiSelect Portfolio; and (3) the termination of the CitiSelect Portfolio.

          [_] FOR           [_] AGAINST               [_] ABSTAIN

     (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS SHAREHOLDER NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


------------------------             ----------------------------------------
SIGNATURE           DATE             SIGNATURE (JOINT OWNER)             DATE

                           VARIABLE ANNUITY PORTFOLIOS

                  INSTRUCTIONS OF VARIABLE ANNUITY CONTRACT OR
                      VARIABLE LIFE INSURANCE POLICY OWNER
        FOR VOTING SHARES OF CITISELECT VIP FOLIO 400 GROWTH


EVERY VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR INSTRUCTION FORM IN THE ENCLOSED ENVELOPE TODAY.

     The undersigned, revoking previous proxies, hereby instructs the insurance company that is the issuer of the variable contract or policy referred to below (the "Insurance Company"), to vote all shares of the CitiSelect VIP Folio 400 Growth, a series of the Variable Annuity Portfolios, that have been purchased by one or more separate accounts of the Insurance Company to fund benefits payable under a variable annuity contract or variable life insurance policy held by the undersigned, at the Special Meeting of the Shareholders of the CitiSelect VIP Folio 400 Growth, to be held at the offices of Citigroup Asset Management, 7 World Trade Center, Downtown Conference Center Rooms 2 and 3, New York, New York 10048 on Wednesday, April 18, 2001 at 11:00 a.m. and at any adjournment or adjournments thereof. The Insurance Company is hereby instructed to vote on the proposals described in the Combined Proxy Statement/Prospectus dated March 22, 2001 as specified below. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

VOTE THIS INSTRUCTION FORM TODAY. YOUR PROMPT RESPONSE WILL SAVE VARIABLE ANNUITY PORTFOLIOS THE EXPENSE OF ADDITIONAL MAILINGS.

PLEASE REFER TO THE COMBINED PROXY STATEMENT/PROSPECTUS DISCUSSION OF THE PROPOSED MATTER. IF NO SPECIFICATION IS MADE, THE FORM SHALL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, THE INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.


THE BOARD OF TRUSTEES OF VARIABLE ANNUITY PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

     (1) To instruct the Insurance Company to vote to approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus, which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of CitiSelect VIP Folio 400 Growth (the "CitiSelect Portfolio"), a series of the Variable Annuity Portfolios, to the Smith Barney Aggressive Growth Portfolio (the "Smith Barney Portfolio"), a series of Travelers Series Fund Inc., solely in exchange for shares of the Smith Barney Portfolio; (2) the distribution of the shares of the Smith Barney Portfolio to the shareholders of the CitiSelect Portfolio in liquidation of the CitiSelect Portfolio; and (3) the termination of the CitiSelect Portfolio.

          [_] FOR           [_] AGAINST               [_] ABSTAIN



               NOTE: Please sign exactly as your name(s) appear(s) on this instruction form. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this form. Please sign, date and return in the enclosed envelope.

               -------------------------------------
               Signature

               -------------------------------------
               Signature of joint owner, if any

               -------------------------------------
               Date

         PLEASE MARK, SIGN AND DATE YOUR INSTRUCTION FORM AND RETURN IT
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   PROXY CARD

                           VARIABLE ANNUITY PORTFOLIOS

                      CITISELECT VIP FOLIO 500 GROWTH PLUS


                SPECIAL MEETING OF SHAREHOLDERS - APRIL 18, 2001


     The undersigned hereby appoints Heath B. McLendon, Christina T. Sydor and Thomas C. Mandia (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of CitiSelect VIP Folio 500 Growth Plus (the "Meeting") to be held at the offices of Citigroup Asset Management, 7 World Trade Center, Downtown Conference Center Rooms 2 and 3, New York, New York 10048 on Wednesday, April 18, 2001 at 11:00 a.m. and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of CitiSelect VIP Folio 500 Growth Plus that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS DATED MARCH 22, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE ANNUITY PORTFOLIOS, WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

     (1) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus, which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of CitiSelect VIP Folio 500 Growth Plus (the "CitiSelect Portfolio"), a series of the Variable Annuity Portfolios, to the Smith Barney Aggressive Growth Portfolio (the "Smith Barney Portfolio"), a series of Travelers Series Fund Inc., solely in exchange for shares of the Smith Barney Portfolio; (2) the distribution of the shares of the Smith Barney Portfolio to the shareholders of the CitiSelect Portfolio in liquidation of the CitiSelect Portfolio; and (3) the termination of the CitiSelect Portfolio.

          [_] FOR           [_] AGAINST               [_] ABSTAIN

     (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS SHAREHOLDER NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


------------------------             ----------------------------------------
SIGNATURE           DATE             SIGNATURE (JOINT OWNER)             DATE

                           VARIABLE ANNUITY PORTFOLIOS

                  INSTRUCTIONS OF VARIABLE ANNUITY CONTRACT OR
                      VARIABLE LIFE INSURANCE POLICY OWNER
            FOR VOTING SHARES OF CITISELECT VIP FOLIO 500 GROWTH PLUS


EVERY VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR INSTRUCTION FORM IN THE ENCLOSED ENVELOPE TODAY.

     The undersigned, revoking previous proxies, hereby instructs the insurance company that is the issuer of the variable contract or policy referred to below (the "Insurance Company"), to vote all shares of the CitiSelect VIP Folio 500 Growth Plus, a series of the Variable Annuity Portfolios, that have been purchased by one or more separate accounts of the Insurance Company to fund benefits payable under a variable annuity contract or variable life insurance policy held by the undersigned, at the Special Meeting of the Shareholders of the CitiSelect VIP Folio 500 Growth Plus, to be held at the offices of Citigroup Asset Management, 7 World Trade Center, Downtown Conference Center Rooms 2 and 3, New York, New York 10048 on Wednesday, April 18, 2001 at 11:00 a.m. and at any adjournment or adjournments thereof. The Insurance Company is hereby instructed to vote on the proposals described in the Combined Proxy Statement/Prospectus dated March 22, 2001 as specified below. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

VOTE THIS INSTRUCTION FORM TODAY. YOUR PROMPT RESPONSE WILL SAVE VARIABLE ANNUITY PORTFOLIOS THE EXPENSE OF ADDITIONAL MAILINGS.

PLEASE REFER TO THE COMBINED PROXY STATEMENT/PROSPECTUS DISCUSSION OF THE PROPOSED MATTER. IF NO SPECIFICATION IS MADE, THE FORM SHALL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, THE INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.


THE BOARD OF TRUSTEES OF VARIABLE ANNUITY PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

     (1) To instruct the Insurance Company to vote to approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus, which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of CitiSelect VIP Folio 500 Growth Plus (the "CitiSelect Portfolio"), a series of the Variable Annuity Portfolios, to the Smith Barney Aggressive Growth Portfolio (the "Smith Barney Portfolio"), a series of Travelers Series Fund Inc., solely in exchange for shares of the Smith Barney Portfolio; (2) the distribution of the shares of the Smith Barney Portfolio to the shareholders of the CitiSelect Portfolio in liquidation of the CitiSelect Portfolio; and (3) the termination of the CitiSelect Portfolio.

          [_] FOR           [_] AGAINST               [_] ABSTAIN


               NOTE: Please sign exactly as your name(s) appear(s) on this instruction form. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this form. Please sign, date and return in the enclosed envelope.

               -------------------------------------
               Signature

               -------------------------------------
               Signature of joint owner, if any

               -------------------------------------
               Date

         PLEASE MARK, SIGN AND DATE YOUR INSTRUCTION FORM AND RETURN IT
                PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.